FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 	November 21, 2005

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 1999-1G WST Trust



New South Wales           333-64199        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9229 8131


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST

Date of Report - Determination Date  15-NOv-05

Housing Loan Collection Period       10-Aug-05  to  09-Nov-05
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A             19-Aug-05   to  21-Nov-05
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class A      94

Coupon Period - Class B             19-Aug-05   to  21-Nov-05
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class B      94

3 month BBSW at beginning of coupon period        5.6200%
3 Month USD-LIBOR                                 3.8100%

Foreign Exchange Rate   0.6550

Available Income                             2,550,840.10
Total Available Funds                        2,550,840.10
Accrued Interest Adjustment                          0.00
Redraws Made This Period                     7,364,250.02
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 130,387.20
Total Payments                               2,334,724.80
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                 18,826,671.37
Principal Collections                       11,462,421.35
Excess Available Income                        216,115.29
Excess Collections Distribution                216,115.29
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              132,564,554.42
Subordinated Percentage                           5.6246%
Initial Subordinated Percentage                   2.4400%
Average Quarterly Percentage                      0.0000%

               Principal/100,000     Coupon/100,000
Class A           801.8026             100.4193  usd
Class B           190.3320              45.1385 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      118,602,285.57         94.39586%    1.00000
Class B        8,822,300.26          5.60414%
RFS                    0.00                       0.00000
             127,424,585.83         100.00000%  100.00000%

Stated Amount - USD                  Bond Factor
Class A        77,684,497.05            0.0878883
Class B         5,778,606.67            0.2614015
RFS                     0.00            0.0000000
               83,463,103.72


Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $ 1,924,071
Unscheduled principal      $ 9,538,351
Principal Collections      $11,462,422




Fixed Interest Rate Housing Loan               $ 28,556,967
Variable Rate Housing Loans                    $ 98,867,619
                                               $127,424,586


                    DELINQUENCY STATISTICS

                 Collection Period Ended:   09 May 2005

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current         1,731  120,230,571  1,331,847  95.86%   94.35%
 1 - 29 Days        66    6,200,951     46,628   3.55%    4.87%
 30 - 59 Days        5      656,980      5,262   0.27%    0.52%
 60 - 89 Days        4      250,907      1,904   0.22%    0.20%
 150 - 179 Days      1       36,794        263   0.05%    0.03%
 180+ Days           1       48,382        361   0.05%    0.04%

  TOTAL          1,858  127,424,586  1,386,265  100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 1999-1G WST
                              Trust,(Registrant)

Dated: 21 November, 2005
By:    /s/ Cameron Kelly

Name:    Cameron Kelly


Title: Trust Manager